UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

AVEXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37693	90-1038273
(Commission File No.)	(IRS Employer Identification No.)

2275 Half Day Rd, Suite 200

Bannockburn, Illinois 60015

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (847) 572-8280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 7.01              Regulation FD Disclosure.

On April 25, 2017, AveXis, Inc. (the “Company”) will host a live webcast to report on results from the closeout of the Company’s Phase 1 clinical trial of AVXS-101 for the treatment of spinal muscular atrophy (“SMA”) Type 1.  These data were presented by Jerry Mendell, M.D., principal investigator in the trial and Curran-Peters Chair of Pediatric Research, Professor of Pediatrics and Neurology at the Research Institute at Nationwide Children’s Hospital and The Ohio State University, during the Clinical Trial Plenary Session at the 2017 Annual Meeting of the American Academy of Neurology in Boston, Massachusetts.  A copy of the slides to be presented during the webcast is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01              Other Events.

On April 25, 2017, the Company issued a press release reporting on the results from the closeout of the Company’s Phase 1 clinical trial of AVXS-101 for the treatment of SMA Type 1 as presented by Dr. Mendell at the 2017 Annual Meeting of the American Academy of Neurology.  The full text of the Company’s press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Slide Presentation, dated April 25, 2017, titled “AVXS-101 Clinical Update As Presented at the American Academy of Neurology 2017 Annual Meeting.”
99.2	Press Release, dated April 25, 2017, titled “AveXis Presents Results from Phase 1 Clinical Trial of AVXS-101 in SMA Type 1 at the Annual Meeting of the American Academy of Neurology.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2017	AVEXIS, INC.

	By:	/s/ Sean P. Nolan
Sean P. Nolan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Slide Presentation, dated April 25, 2017, titled “AVXS-101 Clinical Update As Presented at the American Academy of Neurology 2017 Annual Meeting.”
99.2	Press Release, dated April 25, 2017, titled “AveXis Presents Results from Phase 1 Clinical Trial of AVXS-101 in SMA Type 1 at the Annual Meeting of the American Academy of Neurology.”